EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard Index Funds
File Number: 811-2652
Registrant CIK Number: 0000036405


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1 SEC Identifier S000002839 500 Index Trust
Class 1 SEC Identifier C000007773
Class 2 SEC Identifier C000007774
Class 3 SEC Identifier C000035202

Items 74A-74T

74A-$0
74C-$34,129
74F-$121,849,237
74I-$241,780
74J-$119,136
74L-$323,970
74N-$122,568,252
74O-$68,351
74P-$197,140
74R4-$429,867
74T-$121,872,894
75B-$123,718,911


Item 72DD

1. Total Income dividends for which record date passed during the period                                           $1,246,791
2. Dividends for a second class of open-end company shares                                                         $874,969
3. Dividends for a third class of open-end company shares                                                          $181,450

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $2.490
        2. Dividends from a second class of open-end company shares                                                 $2.599
        3. Dividends from a third class of open-end company shares                                                  $2.133

Item 74

U)      1. Number of shares outstanding                                                                             468,583
        2. Number of shares outstanding for a second class of shares of open-end company shares                     274,602
        3. Number of shares outstanding for a third class of shares of open-end company shares                      191,987

V)      1. Net asset value per share (to the nearest cent)                                                          135.15
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                135.15
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 111.64


Series 2 SEC Identifier S000002841 Extended Market Index
Class 1 SEc Identifier C000007779
Class 2 SEC Identifier C000007780
Class 3 SEC Identifier C000007781
Class 4 SEC Identifier C000007782
Class 5 SEC Identifier C000035204

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $60,098
2. Dividends for a second class of open-end company shares                                                          $36,683
3. Dividends for a third class of open-end company shares                                                           $41,426
4. Dividends for a fourth class of open-end company shares                                                          $8,626
5. Dividends for a fifth class of open-end company shares                                                           $26,614

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.457
        2. Dividends from a second class of open-end company shares                                                 $.524
        3. Dividends from a third class of open-end company shares                                                  $.537
        4. Dividends for a fourth class of open-end company shares                                                  $1.393
        5. Dividends for a fifth class of open-end company shares                                                   $.448


Item 74

U)      1. Number of shares outstanding                                                                             131,721
        2. Number of shares outstanding for a second class of shares of open-end company shares                     70,451
        3. Number of shares outstanding for a third class of shares of open-end company shares                      79,546
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     5,309
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                      60,624

V)      1. Net asset value per share (to the nearest cent)                                                          39.89
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                39.90
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)                 39.91
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)                105.24
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)                 34.29


Series 3 SEC Identifier S000002848 Total Stock Market Index
Class 1 SEc Identifier C000007805
Class 2 SEC Identifier C000007806
Class 3 SEc Identifier C000007807
Class 4 SEC Identifier C000007808
Class 5 SEC Identifier C000035211

Items 74A-74T

74C-$57,681
74F-$105,557,523
74I-$1,929,458
74J-$40,152
74L-$561,605
74N-$108,146,419
74O-$406,863
74P-$102,386
74R4-$1,252,755
74T-$106,384,415

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $787,927
2. Dividends for a second class of open-end company shares                                                         $518,030
3. Dividends for a third class of open-end company shares                                                          $233,151
4. Dividends for a fourth class of open-end company shares                                                         $156,007
5. Dividends for a fifth class of open-end company shares							   $32,426

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.602
        2. Dividends from a second class of open-end company shares                                                 $.629
        3. Dividends from a third class of open-end company shares                                                  $.638
        4. Dividends for a fourth class of open-end company shares                                                  $2.595
	5. Dividends for a fifth class of open-end company shares						    $.607

Item 74

U)      1. Number of shares outstanding    									  1,419,405
        2. Number of shares outstanding for a second class of shares of open-end company shares                   788,920
        3. Number of shares outstanding for a third class of shares of open-end company shares                    378,812
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   70,590
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			  136,404

V)      1. Net asset value per share (to the nearest cent)                                                  	  35.36
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	  35.36
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	  35.36
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	  145.27
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		  34.13

Series 4 SEC Identifier S000002840 Value Index
Class 1 SEC Identifier C000007775
Class 2 SEC Identifier C000007776
Class 3 SEC Identifier C000007777
Class 4 SEC Identifier C000007778
Class 5 SEC Identifier C000035203

Item 72DD

1. Total Income dividends for which record date passed during the period                                           $115,059
2. Dividends for a second class of open-end company shares                                                         $69,263
3. Dividends for a third class of open-end company shares                                                          $73,247
4. Dividends for a fourth class of open-end company shares                                                         $55,180
5. Dividends for a fifth class of open-end company shares							   $8,338

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                    $.683
        2. Dividends from a second class of open-end company shares                                                $.710
        3. Dividends from a third class of open-end company shares                                                 $.718
        4. Dividends for a fourth class of open-end company shares                                                 $.1.820
	5. Dividends for a fifth class of open-end company shares						   $.565

Item 74

U)      1. Number of shares outstanding   									   166,150
        2. Number of shares outstanding for a second class of shares of open-end company shares                    79,763
        3. Number of shares outstanding for a third class of shares of open-end company shares                     102,523
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                    33,298
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			   32,021

V)      1. Net asset value per share (to the nearest cent)                                                  	25.94
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	25.94
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	25.94
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	66.51
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		27.00

Series 5 SEC Identifier S000002842 Growth Index
Class 1 SEC Identifier C000007783
Class 2 SEc Identifier C000007784
Class 3 SEc Identifier C000007785
Class 4 SEC Identifier C000007786
Class 5 SEC Identifier C000035205

Item 72DD

1. Total Income dividends for which record date passed during the period                                         $58,403
2. Dividends for a second class of open-end company shares                                                       $25,834
3. Dividends for a third class of open-end company shares                                                        $28,089
4. Dividends for a fourth class of open-end company shares                                                       $24,495
5. Dividends for a fifth class of open-end company shares							 $3,706

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                  $.270
        2. Dividends from a second class of open-end company shares                                              $.308
        3. Dividends from a third class of open-end company shares                                               $.318
        4. Dividends for a fourth class of open-end company shares                                               $.600
	5. Dividends for a fifth class of open-end company shares						 $.221

Item 74

U)      1. Number of shares outstanding   									 210,446
        2. Number of shares outstanding for a second class of shares of open-end company shares                  66,309
        3. Number of shares outstanding for a third class of shares of open-end company shares                   96,603
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                  50,062
	5. Number of shares outstanding for a fifth class of shares of open-end company shares			 46,297

V)      1. Net asset value per share (to the nearest cent)                                                  	33.23
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)     	33.23
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	33.23
	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	64.56
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)		30.77

Series 6 SEC Identifier S000002845 Small Cap Index
Class 1 SEc Identifier C000007795
Class 2 SEc Identifier C000007796
Class 3 SEc Identifier C000007797
Class 4 SEc Identifier C000007798
Class 5 SEC Identifier c000035208

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $77,893
2. Dividends for a second class of open-end company shares                                                        $31,988
3. Dividends for a third class of open-end company shares                                                         $49,873
4. Dividends for a fourth class of open-end company shares                                                        $14,502
5. Dividends for a fifth class of open-end company shares                                                         $22,088

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.412
        2. Dividends from a second class of open-end company shares                                               $.450
        3. Dividends from a third class of open-end company shares                                                $.466
        4. Dividends for a fourth class of open-end company shares                                                $.956
        5. Dividends for a fifth class of open-end company shares                                                 $.404

Item 74

U)      1. Number of shares outstanding                                                                           190,729
        2. Number of shares outstanding for a second class of shares of open-end company shares                   71,328
        3. Number of shares outstanding for a third class of shares of open-end company shares                    109,945
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   16,467
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    55,299

V)      1. Net asset value per share (to the nearest cent)                                                        32.58
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              32.59
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               32.60
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              68.07
        5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               29.38


Series 7 SEC Identifier S000002844 Mid Cap Index
Class 1 SEC Identifier C000007791
Class 2 SEC Identifier C000007792
Class 3 SEC Identifier C000007793
Class 4 SEc Identifier C000007794
Class 5 Sec Identifier C000035207

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $102,894
2. Dividends for a second class of open-end company shares                                                          $41,575
3. Dividends for a third class of open-end company shares                                                           $86,246
4. Dividends for a fourth class of open-end company shares                                                          $15,991
5. Dividends for a fifth class of open-end company shares                                                           $33,651

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.267
        2. Dividends from a second class of open-end company shares                                                 $1.315
        3. Dividends from a third class of open-end company shares                                                  $.298
        4. Dividends for a fourth class of open-end company shares                                                  $1.025
	5. Dividends for a fifth class of open-end company shares                                                   $.408

Item 74

U)      1. Number of shares outstanding                                                                           390,054
        2. Number of shares outstanding for a second class of shares of open-end company shares                   31,667
        3. Number of shares outstanding for a third class of shares of open-end company shares                    296,858
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                   14,322
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                    82,871

V)      1. Net asset value per share (to the nearest cent)                                                        20.70
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              93.93
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               20.76
        4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)              75.90
	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)               29.66

Series 8 SEC Identifier S000002847 Small Cap Value Index
Class 1 SEC Identifier C000007802
Class 2 SEc Identifier C000007803
Class 3 SEc Identifier C000007804

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $82,480
2. Dividends for a second class of open-end company shares                                                        $10,317
3. Dividends for a third class of open-end company shares                                                         $19,320

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.353
        2. Dividends from a second class of open-end company shares                                               $.381
        3. Dividends from a third class of open-end company shares                                                $1.567

Item 74

U)      1. Number of shares outstanding                                                                           237,343
        2. Number of shares outstanding for a second class of shares of open-end company shares                   27,666
        3. Number of shares outstanding for a third class of shares of open-end company shares                    12,673

V)      1. Net asset value per share (to the nearest cent)                                                        15.49
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              15.53
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               64.65


Series 9 SEC Identifier S000002846 Small Cap Growth Index
Class 1 SEC Identifier C000007799
Class 2 SEc Identifier C000007800
Class 3 SEC Identifier C000007801

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $13,044
2. Dividends for a second class of open-end company shares                                                          $4,183
3. Dividends for a third class of open-end company shares                                                           $5,007

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.094
        2. Dividends from a second class of open-end company shares                                                 $.124
        3. Dividends from a third class of open-end company shares                                                  $.415

Item 74

U)      1. Number of shares outstanding                                                                           141,157
        2. Number of shares outstanding for a second class of shares of open-end company shares                   35,087
        3. Number of shares outstanding for a third class of shares of open-end company shares                    12,058

V)      1. Net asset value per share (to the nearest cent)                                                        20.01
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)              20.04
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)               71.18

Series 10 SEC Identifier S000002843 Large-Cap Index
Class 1 SEC Identifier C000007787
Class 2 SEC Identifier C000007788
Class 3 SEC Identifier C000007789
Class 4 SEC Identifier C000007790
Class 5 SEC Identifier C000035206

Item 72DD

1. Total Income dividends for which record date passed during the period                                          $4,931
2. Dividends for a second class of open-end company shares                                                        $3,840
3. Dividends for a third class of open-end company shares                                                         $1,648
4. Dividends for a fourth class of open-end company shares                                                        $16,482
5. Dividends for a fifth class of open-end company shares                                                         $201

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                   $.427
        2. Dividends from a second class of open-end company shares                                               $.570
        3. Dividends from a third class of open-end company shares                                                $2.351
        4. Dividends from a fourth class of open-end company shares                                               $1.138
        5. Dividends from a fifth class of open-end company shares                                                $.274

Item 74

U)      1. Number of shares outstanding                                                                             13,012
        2. Number of shares outstanding for a second class of shares of open-end company shares                      6,615
        3. Number of shares outstanding for a third class of shares of open-end company shares                         753
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                     17,647
        5. Number of shares outstanding for a fifth class of shares of open-end company shares                       1,354

V)      1. Net asset value per share (to the nearest cent)                                                           26.59
        2. Net asset value per share of a second class open-end company shares (to the nearest cent)                 33.25
        3. Net asset value per share of a third class open-end company shares (to the nearest cent)     	    136.82
     	4. Net asset value per share of a fourth class open-end company shares (to the nearest cent)     	     65.83
     	5. Net asset value per share of a fifth class open-end company shares (to the nearest cent)      	     29.00


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